UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2022

INFINT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41079	98-1602649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Broadway, Suite 401 New York, NY	10004
(Address of principal executive offices)	(Zip Code)

(212) 287-5010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary shares and one-half of one Warrant	IFIN.U	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	IFIN	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IFIN.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On November 22, 2022, INFINT Acquisition Corporation (the “Company”) issued a press release announcing its decision to cancel its extraordinary general meeting of shareholders that was scheduled for November 22, 2022 and to withdraw from consideration by the shareholders of the Company the proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 2, 2022.

In accordance with the provisions of the Charter and the business combination agreement among the Company, FINTECH Merger Sub Corp., and Seamless Group Inc., (“Seamless”), as amended, Seamless will deposit additional funds in the amount of $2,999,982 to the Company’s trust account on November 22, 2022 to automatically extend the date by which the Company must consummate a business combination from November 23, 2022 to February 23, 2023.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the timing of the Company’s funding of the automatic deposit. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued November 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINT ACQUISITION CORPoration

By:	/s/ Alexander Edgarov
Name:	Alexander Edgarov
Title:	Chief Executive Officer

Date: November 22, 2022